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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   May 15, 1997
                                                 -------------------------------


                            i2 TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in charter)



   Delaware                          0-28030                     75-2294945
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(State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)               File Number)              Identification No.)


909 E. Las Colinas Blvd., 16th Floor, Irving, Texas                75039
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(Address of principal executive offices)                         (Zip Code)


Company's telephone number, including area code:   (214) 860-6000
                                                 -------------------------------




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       (Former name or former address, if changed since last report.)
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ITEM  2.         ACQUISITION OR DISPOSITION OF ASSETS.

         On May 15, 1997, i2 Technologies, Inc. (the "Registrant") acquired Think Systems Corporation, a New Jersey corporation ("Think"), by the statutory merger (the "Think Merger") of TSC Acquisition Corporation, a New Jersey corporation ("TSC") and wholly owned subsidiary of the Registrant, with and into Think. The Think Merger was effected pursuant to an Agreement and Plan of Merger, dated May 15, 1997, among the Registrant, Think and TSC. As a result of the Think Merger, the Registrant became the owner of all of the issued and outstanding capital stock of Think. Each outstanding share of Think's Common Stock was converted into 0.286596 of a share of the Registrant's Common Stock, each outstanding share of Think's Series A Convertible Preferred Stock was converted into 0.582349 of a share of the Registrant's Common Stock, and each outstanding share of Think's Series B Convertible Preferred and Series C Convertible Preferred Stock was converted into 0.573192 of a share of the Registrant's Common Stock. As a condition to the Think Merger, Sandeep R. Tungare, a former principal shareholder of Think and Think's former President and Chief Executive Officer, was appointed to the Registrant's Board of Directors. The terms of the Think Merger were the result of arm's-length negotiations among the Registrant and Think.

         A total of 3,823,337 shares of the Registrant's Common Stock are issuable to former Think shareholders and optionholders in exchange for the acquisition by the Registrant of all outstanding Think capital stock and all unexpired and unexercised options to acquire Think capital stock. Think stock options to purchase Think Common Stock were assumed by the Registrant and remain outstanding as options to purchase shares of the Registrant's Common Stock.

         Think provides premium demand chain solutions, including an integrated line of flexible, client-server based software applications, for sales, marketing and logistics departments representing a variety of industries, including consumer packaged goods, high technology, pharmaceutical, apparel, paper, automotive and other product-driven specializations. The Registrant intends to continue such business.

         In connection with the Think Merger, on May 15, 1997 the Registrant entered into an agreement to acquire all of the outstanding capital stock of Think Systems Private, Ltd., an Indian corporation controlled by the former principal shareholders of Think, in exchange for approximately 36,000 shares of the Registrant's Common Stock. The acquisition of Think Systems Private, Ltd. is subject to a number of conditions, including requisite Indian regulatory approval.

         Also on May 15, 1997, the Registrant acquired Optimax Systems Corporation, a Delaware corporation ("Optimax"), by the statutory merger (the "Optimax Merger") of OSC Acquisition Corporation, a Delaware corporation ("OSC") and wholly owned subsidiary of the Registrant, with and into Optimax. The Optimax Merger was effected pursuant to an Agreement and Plan of Merger, dated May 15, 1997, among the Registrant, Optimax and OSC. As a result of the Optimax Merger, the Registrant became the owner of all of the issued and outstanding capital stock of Optimax. Each outstanding share of Optimax's Common Stock was converted into 0.202833 of a share of the Registrant's Common Stock and each outstanding share of Optimax's Series A Convertible Preferred





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Stock was converted into 1,014.165869 shares of the Registrant's Common Stock.
The terms of the Optimax Merger were the result of arm's-length negotiations among the Registrant and Optimax.

          A total of 1,372,618 shares of the Registrant's Common Stock are issuable to former Optimax shareholders and optionholders in exchange for the acquisition by the Registrant of all outstanding Optimax capital stock and all unexpired and unexercised options to acquire Optimax capital stock. Optimax stock options to purchase Optimax Common Stock were assumed by the Registrant and remain outstanding as options to purchase shares of the Registrant's Common Stock.

         Optimax develops, markets and implements supply chain planning and scheduling software for customer-driven, make-to-order manufacturing. The Registrant intends to continue such business.

         Each merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code and will be accounted for as a "pooling of interests." The shares issued to the Think and Optimax shareholders were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933 provided by Section 4(2) thereof. The Registrant granted certain registration rights to the shareholders of Think and Optimax with respect to the shares issued in each merger.

         The Registrant is not aware of any material relationship between either Think or Optimax and the Registrant, its affiliates, its directors or officers, or any associate of any such director or officer.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (a) Financial Statements of Businesses Acquired. Not applicable.

                 (b)      Pro Forma Financial Information.  Not applicable.

                 (c)      Exhibits.

                          2.1 Agreement and Plan of Merger, dated May 15, 1997,
                              by and among the Registrant, TSC Acquisition
                              Corporation and Think Systems Corporation. (The schedules and exhibits which are referenced in the table of contents and elsewhere in such Agreement are hereby incorporated by reference. Such schedules and exhibits which are not included as exhibits to this Form 8-K will be furnished supplementally to the Commission upon request.)





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                          2.2    Agreement and Plan of Merger, dated May 15,
                                 1997, by and among the Registrant, OSC
                                 Acquisition Corporation and Optimax Systems
                                 Corporation. (The schedules and exhibits which are referenced in the table of contents and elsewhere in such Agreement are hereby incorporated by reference. Such schedules and exhibits which are not included as exhibits to this Form 8-K will be furnished supplementally to the Commission upon request.)

                          99.1 Text of press release of the Registrant, dated May 15, 1997 (announcing the Think Merger).

                          99.2 Text of press release of the Registrant, dated May 15, 1997 (announcing the Optimax Merger).

                          99.3 Registration Rights Agreement, dated May 15, 1997, by and among the Registrant and each of the former shareholders of Think Systems Corporation.

                          99.4 Registration Rights Agreement, dated May 15, 1997, by and among the Registrant and each of the former shareholders of Optimax Systems Corporation.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   i2 TECHNOLOGIES, INC.



Dated:  May 28, 1997                               By: /s/ David F. Cary
                                                       -------------------------
                                                         David F. Cary,
                                                         Vice President and
                                                         Chief Financial Officer





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                                 EXHIBIT  INDEX


Exhibit
Number
-------
2.1      Agreement and Plan of Merger, dated May 15, 1997, by and among the
         Registrant, TSC Acquisition Corporation and Think Systems Corporation.

2.2 Agreement and Plan of Merger, dated May 15, 1997, by and among the Registrant, OSC Acquisition Corporation and Optimax Systems
         Corporation.

99.1     Text of press release of the Registrant, dated May 15, 1997
         (announcing the Think Merger).

99.2     Text of press release of the Registrant, dated May 15, 1997
         (announcing the Optimax Merger).

99.3     Registration Rights Agreement, dated May 15, 1997, by and among the
         Registrant and each of the former shareholders of Think Systems
         Corporation.

99.4     Registration Rights Agreement, dated May 15, 1997, by and among the
         Registrant and each of the former shareholders of Optimax Systems
         Corporation.





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